Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report on Form 10-Q of GSE Systems, Inc. (the "Company") for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

               (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 14, 2005


/s/ John V. Moran                                /s/ Jeffery G. Hough
-----------------------------                    ----------------------------
John V. Moran                                    Jeffery G. Hough
Chief Executive Officer                          Senior Vice President and Chief
                                                 Financial Officer